UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2017

GLOBAL BRASS AND COPPER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL	60173
(Address of principal executive offices)	(Zip Code)
(847) 240-4700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On December 12, 2017, Global Brass and Copper Holdings, Inc. (the “Company”) entered into an Agreement, Waiver and Release of Claims (the “Agreement”) with Scott B. Hamilton, the Company’s former General Counsel and current Executive Advisor to the CEO. The Agreement will terminate on February 28, 2018, unless otherwise revoked or terminated pursuant to its terms.
Unless terminated for cause (as defined in the Agreement), the Agreement provides that Mr. Hamilton: (i) will continue to receive his monthly salary at a rate of $27,916.67, (ii) will continue to participate in certain employee benefit plans of the Company, namely, the health benefit plans and the Company’s 401(k) plan, (iii) will continue to vest in previously awarded equity grants based on the terms provided in the Agreement and (iv) will receive his 2017 incentive/bonus compensation based on the terms provided in the Agreement. In addition to the foregoing, the Company: (i) will pay Mr. Hamilton $22,000 within 10 business days following the effective date (as defined in the Agreement) and (ii) will maintain Mr. Hamilton’s eligibility to continue to participate in employee benefit plans of the Company (but not bonus or equity programs) for a period of ten months beginning on March 1, 2018. As consideration for entering into the Agreement, Mr. Hamilton has agreed to a waiver and release in the Company’s favor and to provide an additional release in the future.
The Agreement provides for the following restrictive covenants: (i) a confidentiality covenant (for a period of five years subsequent to termination of employment) and (ii) a non-solicit covenant (for a period of 24 months following after employment terminates).
The above description of the Agreement is not complete and is qualified in its entirety by reference to full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Exhibit Description

10.1	Agreement, Waiver and Release of Claims dated December 12, 2017 between the Company and Scott B. Hamilton

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC

By:	/s/ Christopher J. Kodosky
Christopher J. Kodosky
Chief Financial Officer
Date: December 18, 2017

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Agreement, Waiver and Release of Claims dated December 12, 2017 between the Company and Scott B. Hamilton

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